UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported) May 20, 2005

                            Netfabric Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                     0-21419                  76- 307819
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(State or other jurisdiction  (Commission File Number)     (IRS Employer
    of Incorporation)                                      Identification No.)

 67 Federal Road, Building A Suite 300 Brookfield, CT            06804
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      (Address of principal executive offices)                 (zip code)

       Registrant's telephone number, including area code - (203) 775-1178

                                      NONE
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          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On May 20, 2005, NetFabric Holdings, Inc. ("NetFabric") entered into and closed on a share exchange agreement ("Exchange Agreement"), whereby NetFabric acquired all of the issued and outstanding shares of UCA Services, Inc. ("Services"), a New Jersey company, from its shareholders in exchange for the issuance of 24,096,154 shares of common stock of NetFabric. This share issuance represents approximately (35%) of NetFabric shares on a fully-diluted basis.

Pursuant to the terms of the Exchange Agreement, NetFabric warranted that within 60 days of the closing, NetFabric will secure $5M of equity financing to provide operating capital for the merged companies going forward. In addition, the Services shareholders have been granted "piggy-back" registration rights with respect to registrations made for sale of shares by NetFabric or by certain shareholders, which rights do not apply to the registration of certain investor shares or to registrations on Forms S-8 or S-4. Also, the Services shareholders are subject to non-compete restrictions for as long as they are either employees or they hold 10% of the outstanding shares of NetFabric and for a one year period thereafter. In conjunction with the Exchange Agreement, NetFabric and Services have reached an agreement whereby Fahad Syed, the Managing Director and CEO of Services, will become a member of the Board of NetFabric, and the Services selling shareholders have the right to appoint another person to NetFabric's board.

Services is a fast growing IT Solutions company that serves the information and communications needs of a wide range of Fortune 500 and small to mid-size business clients with an unwavering commitment to customer satisfaction. Primarily focused on financial markets industry, Services has also diversified into the Pharmaceutical, Health Care and Hospitality sectors. Services delivers a broad range of information technology consulting and infrastructure development services, including multi-year managed services contracts, via an integrated network of branch offices and alliance partners in the United States, Canada, Europe and India. Services is based in Denville, NJ and has a team of over 250 IT professionals..

Services has gained domain expertise in the following Practice Areas and its service offerings include:

INFRASTRUCTURE BUILDS AND MAINTENANCE

     - Systems Integration for Pre-Merger and Post-Merger Technology
       Integration
     - Enterprise wide systems refresh and applications roll out
     - Enterprise Information Security Architecture and Implementation, including Identity Management and Access Management
     - Network Architecture, Design & Implementation
     - Data Center Architecture, Design, Build, Re-lo & Management
     - Information Technology Infrastructure Library (ITIL)/IT Service Management Consulting
     - Business Continuity & Disaster Recovery
     - Enterprise Software Solutions to pro actively monitor and maintain Systems, Applications and Networks


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APPLICATION DEVELOPMENT AND MAINTENANCE

Services provides innovative and cost effective IT-Applications Development and Maintenance-Support solutions for its customers, including shared risk engagements and fully outsourced projects, managed quality assurance and testing services, including functional testing, compatibility testing, performance testing, regression testing and benchmarking. These services are offered either on-site, off-site and/or off-shore The practice includes a core team of senior architects, subject matter experts and software engineers in the US and India.

MANAGED SERVICES

Services has substantial experience and expertise in the Managed Services Area including on-site Data Center Operations Management and Help Desk Management. These practices are staffed with industry experts and service delivery team members. Off-shore remote Help Desk and Network Operations Centers are also being worked upon based on customer specific requirements.

PROFESSIONAL SERVICES

Over the years, Professional Services has matured as a practice and Services has preferred vendor relationships with Fortune 500 customers where it offers IT Consulting services on time and material basis in the areas of applications and infrastructure including project management. It also offers validation services in FDA regulated industries. It develops and conducts workshops on regulated affairs involving experts from industry, academia and its own subject matter experts.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On May 24, 2005, NetFabric and Macrocom entered into an agreement to amend the Financing Agreement between the parties dated July 22, 2004, as amended ("Financing Agreement"). Under the terms of the amendment, the due date for the bridge loan of $500,000 ("Bridge Loan") made by Macrocom to NetFabric on October 13, 2004 has been extended from April 10, 2005 until October 10, 2005. The principal terms of the note remain unchanged: the Bridge Loan carries a 5% interest annual rate and the right of Macrocom on the due date to convert the principal of the Bridge Loan to common shares of NetFabric at $0.50 per share.

Macrocom and NetFabric also amended the terms of the Financing Agreement with respect to the warrant Macrocom received on December 9, 2004 to purchase 2,000,000 shares of common stock of NetFabric at a purchase price of $1,500,000, provided that the closing price of NetFabric's common stock on the day immediately preceding the exercise of the warrant is less than $2.00 per share. The warrant was set to expire on June 7, 2005; however, the parties have agreed to extend the term of the warrant so that it expires on December 9, 2006.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 2.01 and 2.03 above.


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On May 20, 2005, Charlotte Denenberg was named as Vice President of Engineering for NetFabric. As a consequence, she resigned from the Board of Directors of NetFabric effective May 20, 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements for Business Acquired

The financial statements required by this item will be filed by amendment to this report no later than 71 calendar days after the date that this report became due.

(b) Financial Information

The financial information required by this item will be filed by amendment to this report no later than 71 calendar days after the date that this report became due.

(c) Exhibits

Exhibit 2.1  - Share Exchange Agreement between NetFabric Holdings, Inc.,
               UCA Services, Inc. and all of the shareholders of UCA, dated May 20, 2005 (without Schedules and Exhibits).

Exhibit 4.1  - Amendment Agreement between Macrocom Investors LLC and
               NetFabric, dated May 24, 2005.

Exhibit 10.4 - Letter Agreement re Board Representation


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NETFABRIC HOLDINGS, INC.

Date:  May 26, 2005                    By: /s/Jeff Robinson
                                           ----------------
                                           Name: Jeff Robinson
                                           Title: Chairman and CEO


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